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                                                                    EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Nucentrix Broadband Networks, Inc.:


         We consent to the use of our report incorporation by reference herein.


                                                        /s/ KPMG LLP

Dallas, Texas
June 2, 1999